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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
                  Smith Barney Convertible Fund (the "fund")

                        Supplement dated April 21, 2003
             to Prospectus and Statement of Additional Information
                            dated November 28, 2002

   The following information supersedes, as applicable, certain information set forth in the Prospectus and Statement of Additional Information of the fund.

   Effective April 11, 2003, the fund will be renamed "SB Convertible Fund". The fund's investment objectives will not be affected as a result of this change.



FD 02747